SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 22, 2005

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On February 22, 2005, Hancock Holding Company
issued a press release announcing a presentation made to attendees at the Sterne
Agee & Leach Mississippi Banking Conference in Jackson, Mississippi.  The
press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated February 22, 2005, headed "Hancock Holding
                             Company exec's present at Sterne Agee & Leach
                             Seminar."

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2005
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release
---------------------
February 22, 2005

For More Information
--------------------
R. Paul Maxwell, VP & Corporate Communications Manager
(228) 214-5252 or 1.800.522.6542 (x.85252)
paul_maxwell@hancockbank.com

===================================================================================================================

                       Hancock Holding Company exec's present at Sterne Agee & Leach seminar

     GULFPORT,  MS (February 22, 2005) - Senior  executives of Hancock Holding Company  (NASDAQ:  HBHC), the parent company of  105-year-old  Hancock Bank,  presented a corporate  overview to attendees at the Sterne,  Agee & Leach,
Inc., Mississippi Banking Seminar today, February 22, 2005, in Jackson, MS.

     At the meeting,  Hancock's chief executive  officer George A. Schloegel and investor  relations vice president
Paul D. Guichet reviewed the company's recent financial performance and business strategies.

     Investors  and  analysts  can  access  a  copy  of  the  presentation  by  visiting   Hancock's  web  site  at
www.hancockbank.com and selecting the Investor Relations link.

     Hancock  Holding  Company  is the parent  company of Hancock  Bank  Mississippi,  Hancock  Bank of  Louisiana,
Hancock Bank of Florida,  and Magna  Insurance  Company and has assets of $4.7  billion.  Founded in 1899,  Hancock
Bank  consistently  ranks among  America's  strongest,  safest  financial  institutions.  Hancock Bank operates 103 full-service offices and more than 130 automated teller machines throughout South Mississippi,  Louisiana,  and the
Florida  Panhandle,  as well as subsidiaries  Hancock  Investment  Services,  Inc.,  Hancock Insurance Agency,  and
Harrison Finance Company.

     Additional   corporate   information   and  online   banking  and   bill-pay   services   are   available   at
www.hancockbank.com.

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